MITCHELL HUTCHINS PORTFOLIOS
                             -- AGGRESSIVE PORTFOLIO
                             -- MODERATE PORTFOLIO
                             -- CONSERVATIVE PORTFOLIO

        SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 30, 1999

Dear Investor,

      The purpose of this supplement is to notify you that:

     o each of the above-referenced funds will cease operations and be liquidated on or about February 29, 2000; and

     o as of November 12, 1999, investors may no longer purchase shares of the funds.

      On November 11, 1999, the board of trustees of Mitchell Hutchins Portfolios voted to liquidate each fund and distribute the proceeds of the liquidation to its shareholders. The board also voted to close each fund to additional purchases and exchanges other than purchases through reinvested dividends and other distributions.

      Prior to your fund's liquidation, you may either exchange your fund shares for shares of the corresponding class of another PaineWebber fund or sell your shares. If you elect to sell your fund shares, any otherwise applicable contingent deferred sales charge will be waived. You also may continue to hold your fund shares until the liquidation date when the then-current value of your fund investment will be returned to you. Please contact your Financial Advisor for more information.

      Your decision to exchange your shares, sell them or hold them until liquidation may result in your realizing gains that will be subject to capital gains tax. You should contact your tax advisor for more information about the tax consequences of these options.



November 12, 1999